UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23915

(Investment Company Act File Number)

Octagon XAI CLO Income Fund

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: September 30, 2025

Item 1.	Reports to Stockholders.

(a)

Octagon XAI CLO Income Fund

SHAREHOLDER LETTER

September 30, 2025 (Unaudited)

Dear Shareholder:

We thank you for your investment in the Octagon XAI CLO Income Fund (the “Fund”). The Fund’s Class I (OCTIX) and A (OCTAX) shares commenced operations on November 4, 2024, and December 2, 2024, respectively. This report covers the fiscal period from October 1, 2024, to September 30, 2025, (the "Period").

During the Period, we observed multiple interest rate cuts by the U.S. Federal Reserve (the “Fed”), signaling that the Fed believes inflation is coming under control. The Consumer Price Index started the Period at 2.4% and ended the period at 3.0%.1  Despite continued economic uncertainty surrounding a weaker labor market, interest rates, and the impact of artificial intelligence, the U.S. economy remained resilient during the Period.

During the Period, the U.S. added approximately 1.2 million jobs, as measured by nonfarm payroll figures through August 2025,2,3  while the August 2025 unemployment rate remained healthy at 4.3%, up slightly from 4.1% at the beginning of the Period.2,4  After a 0.60% decrease in real gross domestic product (“GDP”) growth quarter-over-quarter in Q1 2025, Q2 2025 real GDP increased 3.8% quarter-over-quarter, while the advance estimate for Q3 2025 has been delayed due to the federal government shutdown.2,5

The Fed lowered interest rates three times during the Period for a total decrease of 0.75%. The outcome of the Fed’s monetary easing, its impact on the U.S. economy, and the future path of inflation and employment data should drive subsequent monetary policy action and the level of base interest rates in the U.S. economy. Rate changes will be an important consideration with respect to the Fund, as it invests primarily in floating-rate securities including collateralized loan obligation (“CLO”) debt tranches and CLO equity. Amidst the backdrop of an elevated interest rate environment, the Morningstar LSTA U.S. Leveraged Loan Index (the “Morningstar LLI”) returned 7.93% during the Period.6  Loan performance over the Period was supported by higher reference rates, solid corporate earnings, strong investor demand, and robust capital markets activity. The trailing 12-month default rate for the Morningstar LLI decreased to 1.47% as of September 30, 2025, compared to 0.80% as of September 30, 2024.7

The Fund’s Class I share net asset value (“NAV”) at inception was $25.00. The Fund’s Class I shares NAV ended the Period at $25.00, representing no NAV change from inception to September 30, 2025. This resulted in a NAV total return (including the reinvestment of distributions) of 6.60%. The Fund’s benchmark of 50% ICE BofA US High Yield/50% Morningstar LSTA US Leveraged Loan Index returned 6.93% from November 4, 2024 through September 30, 2025.6

During the Period, the Fund paid its first distribution to shareholders on March 3, 2025. The Fund paid a total of $1.4384 per share in distributions for the Fund’s Class I shares and $1.3844 per share for the Fund’s Class A shares during the Period. As of September 30, 2025 the distribution amount for Class I shares represented an annualized distribution rate of 8.00% based on the Fund’s Class I NAV of $25.00 and the distribution amount for Class A shares represented an annualized distribution rate of 7.66% on the Fund’s Class A NAV of $24.98.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.xainvestments.com/OCTIX.

Sincerely,

Kimberly Flynn

President

XA Investments LLC

November 15, 2025

1	Source: U.S. Bureau of Labor Statistics, “12-month percentage change, Consumer Price Index, all items, not seasonally adjusted.”
2	Full data for the period is not available due to the U.S. Federal government shutdown from October 1, 2025 to November 12, 2025.
3	Source: U.S. Bureau of Labor Statistics. “All Employees, Total Nonfarm.”
4	Source: U.S. Bureau of Labor Statistics, “Civilian unemployment rate.”
5	Source: U.S. Bureau of Labor Statistics, “Gross Domestic Product.”
6	Source: Bloomberg. See “Index Definitions” in Questions & Answers for additional information).
7	Source: Pitchbook LCD, LLI Default Rate & Distressed Ratios” (October 1, 2025).

Octagon XAI CLO Income Fund

QUESTIONS & ANSWERS

September 30, 2025 (Unaudited)

What is the Fund’s investment objective and how is it pursued?

The Fund’s investment objective is to provide high income and total return. The Fund seeks to achieve its investment objective by investing at least 80% of its Net Assets, plus the amount of any borrowings used for investment purposes, in securities of collateralized loan obligation entities (“CLOs”), including the debt tranches of CLOs (“CLO Debt”) and subordinated tranches of CLOs (often referred to as the “residual” or “equity” tranche)(“CLO Equity”). CLO Debt and CLO Equity are referred to herein as “CLO Investments”. The Fund does not invest more than 20% of its Managed Assets in CLO Equity. "Managed Assets" means the total assets of the Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Fund invests primarily in CLO Investments rated below investment grade (that is, below Baa3- by Moody’s Investor Service (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”) or, if unrated, judged to be of comparable quality by the Fund’s investment sub-adviser). Below investment grade securities are often referred to as “high yield” securities or “junk bonds.”

CLOs are a type of structured credit vehicle that typically invest in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO Debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO Debt investors earn returns based on spreads above 3-month Term Standard Overnight Financing Rate (“SOFR”). CLO Equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO Equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO Equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

Describe CLO market conditions during the Period, and Octagon’s outlook.

US broadly syndicated loan (“BSL”) CLO Debt tranches generated healthy returns over the 12 months ending September 30, 2025 (the “Period”), ranging from 5.83% for AAA rated tranches to 12.64% for BB rated CLO Debt tranches, as measured by the J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”).1  We observed broad tightening in primary broadly syndicated loan (“BSL”) CLO spreads over the Period, punctuated by periods of volatility. Primary BSL CLO AAA liability spreads for top-tier manager deals compressed to an average SOFR plus 1.30% in the third quarter of 2025, from an average SOFR plus 1.37% in the third quarter of 2024.2  Given the leverage within the CLO structure, a wide or tight AAA spread level can make a significant difference in CLO Equity performance. Farther down the capital stack, BSL CLO BB spreads tightened to an average of SOFR plus 5.25% for deals priced in the third quarter of 2025, compared to an SOFR plus 6.12% average for deals priced in the third quarter of 2024.3

Primary CLO volumes were heavy throughout the Period, notwithstanding a temporary slowdown in market activity as volatility emerged in late-March and into April. All told, $213 billion of new BSL and middle market CLOs priced during the Period.4  Additionally, $109 billion of CLO liabilities were refinanced, and $258 billion of deals were reset.4  Robust new issue and reset volumes coupled with elevated deal call activity (i.e., CLO redemptions) and declining paydowns of post-reinvestment period (“post-RP”) CLO liabilities (also known as amortization), led to improved net CLO supply over the Period.5  CLO AAA net supply was negative in 2024, but has increased over the course of 2025 as the balance of post-RP CLOs has declined.5  As of September 30, 2025, post-RP CLOs accounted for roughly 14% of outstanding CLOs, compared to an estimated 40% as of year-end 2023.5

The growth of CLO Debt-focused ETFs (“CLO ETFs”) persisted in the Period and continued to supplement demand from traditional institutional CLO buyers (i.e., US and Japanese banks, insurance companies, etc.). CLO ETFs reported net inflows of approximately $22 billion during the Period, including $20 billion for investment grade CLO ETFs focused on AAA -A rated tranches (the majority of CLO ETFs are investment grade CLO tranche strategies).6  Several new CLO ETFs launched during the Period, helping to increase total assets under management for CLO ETFs to approximately $38 billion as of September 30, 2025, compared to $16 billion as of September 30, 2024.6  Secondary CLO market liquidity remained steady throughout the Period, notwithstanding an uptick in April driven by increased CLO AAA supply as CLO ETFs sold to meet investor redemptions. We expect secondary trading volumes to remain relatively consistent in the near-term, with activity concentrated at the top of the CLO capital structure as CLO ETFs manage flows.

Considerable spread compression in the loan market remained a headwind for CLO Equity distributions throughout the Period, exacerbated by modest credit losses. For the fiscal year ended September 30, 2025, $720 billion of loans have been repriced.3  Repricing a loan lowers the interest rate a borrower pays to lenders, which reduces the income generated by BSL CLOs. Declining loan spreads can depress CLO equity returns as the excess spread (the arbitrage, i.e., the difference between the spread the CLO receives from its collateral portfolio assets and the spread it pays on its liabilities each quarter) compresses. The median weighted average spread for reinvesting BSL CLOs tightened approximately 0.33% over the Period.6  Meanwhile, the median equity distribution for reinvesting CLOs sequentially declined from 4.0% (of notional) for the third quarter of 2024, to 2.9% for the third quarter of 2025.7  While contracting loan spreads have dragged on CLO Equity distributions this year, elevated CLO reset and refinancing activity has helped to offset a portion of loan collateral portfolios’ reduced coupon income. CLO resets and refinancings of CLO liabilities held by the Fund are generally accretive; not only do CLO resets and refinancings help to mitigate the impact of loan repricings and spread compression, CLO resets can also provide an opportunity to improve collateral portfolio quality (in some instances, before pricing a reset, a CLO manager will sell higher priced CCC loans in an effort to reduce portfolio risk, as capital injections from CLO Equity holders provide cash to rebuild par loss). Furthermore, CLO resets also typically extend the weighted average reinvestment period of the underlying CLO Equity positions in the Fund’s portfolio. Looking ahead, healthy credit fundamentals and tighter CLO liability costs should potentially support optionality value for CLO Equity.

CLO fundamentals remained relatively stable during the Period, despite continued ratings agency downgrade activity and some idiosyncratic credit losses in underlying loan collateral portfolios. The median S&P CCC concentration for reinvesting BSL CLOs declined to under 4% in July and August 2025, then increased to 4.5% as of September 30, 2025—still, the Period-end level compares favorably to the 5.4% median CCC concentration recorded one year prior.6  While junior overcollateralization cushions for reinvesting BSL CLOs remain healthy at a median level of 4.7% as of September 30, 2025,6  we would expect to see widening dispersion as the share of deals with lower overcollateralization cushions increases due to loan downgrades.

We believe that credit fundamentals remain generally sound, though we recognize the potential for idiosyncratic credit situations to emerge across sectors, which underscores the importance of managing downgrade and default risk in underlying loan exposures. Moreover, lower interest rates for corporate borrowers could potentially support more merger and acquisitions activity and bolster new loan supply, which could in turn limit CLO spread tightening and further loan spread loss from repricings.

Octagon XAI CLO Income Fund

QUESTIONS & ANSWERS

September 30, 2025 (Continued) (Unaudited)

How did the Fund perform for the Period?

The Fund’s Class I share net asset value (“NAV”) at inception of November 4, 2024 was $25.00. The Fund’s Class I share NAV ended the Period at $25.00, representing no NAV change from inception to September 30, 2025. This resulted in a NAV total return (including the reinvestment of distributions) of 6.60%. The Fund’s benchmark of 50% ICE BofA US High Yield/50% Morningstar LSTA US Leveraged Loan Index returned 6.93% from November 4, 2024 through September 30, 2025.

Relevant indices for the markets in which the Fund invests include the Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”), which returned 7.93% for the Period, Bloomberg U.S. High Yield 1% Issuer Capped Index, which returned 7.40% for the Period, and the JP Morgan BB/B CLO Debt Index, which returned 13.13% for the Period. There is no representative benchmark index for CLO equity in the marketplace.

What were the distributions over the Period?

During the Period, the Fund paid its first distribution to shareholders on March 3, 2025. The Fund paid a total of $1.4384 per share in distributions for the Fund’s Class I shares and $1.3844 per share for the Fund’s Class A shares during the Period. As of September 30, 2025 the distribution amount for Class I Shares represented an annualized distribution rate of 8.00% based on the Fund’s Class I NAV of $25.00 and the distribution amount for Class A Shares represented an annualized distribution rate of 7.66% on the Fund’s Class A NAV of $24.98.

The Fund intends to pay substantially all of its net investment income, if any, to shareholders through periodic distributions and to distribute any net realized long-term capital gains to shareholders at least annually. The Fund intends to pay monthly distributions to shareholders. However, there is no assurance the Fund will pay regular monthly distributions or that it will do so at a particular rate. The Fund may pay distributions from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital.

Index Definitions

The Fund is actively managed and does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Fund. Past performance is not a predictor of future market performance. It is not possible to invest directly in an index.

The Bloomberg U.S. High Yield 1% Issuer Capped Index measures the performance of high yield bonds, with an individual issuer cap of 1%.

The J.P. Morgan CLO Debt Index represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index referenced herein tracks BB-rated CLO debt.

The Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”) is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Index constituents are market-value weighted, subject to a single loan facility weight cap of 2%.

The S&P 500®  is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

The views expressed in these Questions & Answers reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Fund or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

There is no guarantee the Fund’s investment objective will be achieved. CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments and may be difficult to value or be illiquid. The value of CLOs may decrease if ratings agencies revise their ratings criteria and, as a result, lower the rating of a CLO in which the Fund has invested. The Fund’s shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Investors should carefully review the prospectus and consider potential risks before investing. These and other risk considerations are described in more detail in the Fund’s prospectus and SAI, each of which can be found on the SEC’s website at www.sec.gov or the Fund’s web page at xainvestments.com/OCTIX.

Paralel Distributors LLC is the distributor for the Fund’s shares. Paralel is not affiliated with XA Investments LLC or Octagon Credit Investors LLC.

Octagon XAI CLO Income Fund

QUESTIONS & ANSWERS

September 30, 2025 (Continued) (Unaudited)

1	Source: J.P. Morgan Data Query. Represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is a benchmark to track the market for US dollar denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). It is impossible to invest directly in the index. Past performance is not a predictor of future market performance.
2	“Top-tier” denotes managers that have issued 20 or more CLOs between 2011 and 2024. Source: Pitchbook LCD, US Credit Markets Quarterly Wrap - Third quarter, 2025 (October 1, 2025).
3	Source: Pitchbook LCD, US Credit Markets Quarterly Wrap - Third quarter, 2025 (October 1, 2025).
4	Source: Pitchbook LCD, CLO Global Databank (retrieved from www.lcdcomps.com, October 18, 2025).
5	Source: BofA Global Research, “CLO Weekly” (October 3, 2025).
6	Source: BofA Global Research, “CLO Factbook” (October 17, 2025).
7	Source: BofA Global Research / US Securitized Products Research, “CLO Equity Data” (October 22, 2025).

Octagon XAI CLO Income Fund

PORTFOLIO INFORMATION

September 30, 2025 (Unaudited)

Growth of a $10,000 Investment (as of September 30, 2025)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Fund’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes that distributions from the Fund are reinvested.

Summary Performance (as of September 30, 2025)

Since
Fund/Benchmark	Inception
Octagon XAI CLO Income Fund - Class I(a)	6.60%
Octagon XAI CLO Income Fund - Class A(b)	5.21%
50% ICE BofA US High Yield Index/50% Morningstar LSTA US Leveraged Loan Index(c)	6.93%

(a)	Class I inception: November 4, 2024.
(b)	Class A inception: December 2, 2024.
(c)	The ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to measure the performance of the US leveraged loan market. It is not possible to invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted. Please visit our website at www.xainvestments.com/OCTIX to obtain the most recent month-end performance.

Octagon XAI CLO Income Fund

PORTFOLIO INFORMATION

September 30, 2025 (Unaudited) (Continued)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Holding	Type
Elmwood CLO 35 Ltd.	Collateralized Loan Obligations Debt	2.94%
Carlyle US CLO 2019-3 Ltd.	Collateralized Loan Obligations Debt	2.47%
Sixth Street CLO 28 Ltd.	Collateralized Loan Obligations Debt	2.46%
CIFC Funding 2019-III Ltd.	Collateralized Loan Obligations Debt	2.45%
Neuberger Berman Loan Advisers CLO 46 Ltd.	Collateralized Loan Obligations Debt	2.44%
Sixth Street CLO XXII Ltd.	Collateralized Loan Obligations Debt	2.44%
Apidos CLO XXXIV	Collateralized Loan Obligations Debt	2.43%
Generate CLO 19 Ltd.	Collateralized Loan Obligations Debt	2.35%
Benefit Street Partners CLO XXIX Ltd.	Collateralized Loan Obligations Debt	2.24%
Barings CLO Ltd. 2024-II	Collateralized Loan Obligations Debt	1.97%
Total		24.19%

*	Holdings may vary, are subject to change, and exclude Money Market Funds.

% of Total
Asset Allocation*	Investments**
Collateralized Loan Obligations Debt	92.46%
Collateralized Loan Obligations Equity	5.63%
Money Market Funds	1.90%

*	Holdings may vary and are subject to change.
**	Total may not add up to 100% due to rounding.

Octagon XAI CLO Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2025

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT - 91.63%(a)(b)
AGL CLO 21 Ltd.	3M SOFR + 5.65%	10/21/2037	$500,000	$502,770
Anchorage Capital CLO 6 Ltd.	3M SOFR + 6.15%	07/22/2038	880,000	870,414
Anchorage Capital CLO 16 Ltd.	3M SOFR + 5.70%	01/19/2038	500,000	494,497
Anchorage Capital CLO 21 Ltd.	3M SOFR + 6.25%	10/20/2034	500,000	496,148
Anchorage Capital CLO 31 Ltd.	3M SOFR + 5.70%	10/20/2038	1,000,000	1,000,000
Apidos CLO XL Ltd.	3M SOFR + 5.60%	07/15/2037	500,000	505,222
Apidos CLO XLI Ltd.	3M SOFR + 5.65%	10/20/2037	685,000	695,909
Apidos CLO XLVII Ltd.	3M SOFR + 6.20%	04/26/2037	500,000	508,510
Apidos CLO XLVIII Ltd.	3M SOFR + 5.75%	07/25/2037	500,000	506,078
Apidos CLO XXIII	3M SOFR + 5.20%	04/15/2033	1,000,000	1,000,449
Apidos CLO XXXIV	3M SOFR + 6.76%	01/20/2035	1,250,000	1,254,721
Apidos CLO XXXV	3M SOFR + 6.01%	04/20/2034	500,000	499,865
Ares Loan Funding III Ltd.	3M SOFR + 6.10%	07/25/2036	500,000	500,655
Ares XLIV CLO Ltd.	3M SOFR + 6.25%	04/15/2034	1,000,000	1,005,602
Bain Capital Credit CLO 2022-3 Ltd.	3M SOFR + 7.35%	07/17/2035	619,357	617,865
Barings CLO Ltd. 2021-II	3M SOFR + 6.51%	07/15/2034	500,000	500,314
Barings CLO Ltd. 2024-II	3M SOFR + 5.90%	07/15/2039	1,000,000	1,013,343
Benefit Street Partners CLO XVII Ltd.	3M SOFR + 6.15%	10/15/2037	750,000	758,345
Benefit Street Partners CLO XXIX Ltd.	3M SOFR + 4.60%	01/25/2038	1,150,000	1,153,368
Canyon CLO 2021-3 Ltd.	3M SOFR + 6.00%	07/15/2034	500,000	499,986
Carlyle US CLO 2017-2 Ltd.	3M SOFR + 7.56%	07/20/2037	750,000	763,945
Carlyle US CLO 2019-3 Ltd.	3M SOFR + 7.34%	04/20/2037	1,250,000	1,273,005
Carlyle US CLO 2024-2 Ltd.	3M SOFR + 6.85%	04/25/2037	500,000	508,711
Cayuga Park CLO Ltd.	3M SOFR + 6.26%	07/17/2034	500,000	501,127
CBAM 2018-8 Ltd.	3M SOFR + 6.37%	07/15/2037	750,000	758,834
CIFC Funding 2019-I Ltd.	3M SOFR + 5.75%	10/20/2037	500,000	507,360
CIFC Funding 2019-III Ltd.	3M SOFR + 5.00%	01/16/2038	1,250,000	1,261,045
CIFC Funding 2021-2 Ltd.	3M SOFR + 6.46%	04/15/2034	500,000	500,915
CIFC Funding 2021-V Ltd.	3M SOFR + 5.10%	01/15/2038	450,000	453,451
Dryden 87 CLO Ltd.	3M SOFR + 6.35%	08/20/2038	1,000,000	1,008,694
Elmwood CLO 27 Ltd.	3M SOFR + 6.25%	04/18/2037	660,000	668,587
Elmwood CLO 35 Ltd.	3M SOFR + 5.25%	10/18/2037	1,500,000	1,516,846
Garnet CLO 2 Ltd.	3M SOFR + 5.25%	10/20/2038	415,000	417,997
Generate CLO 6 Ltd.	3M SOFR + 7.25%	10/22/2037	1,000,000	1,003,388
Generate CLO 19 Ltd.	3M SOFR + 6.00%	04/22/2036	1,200,000	1,211,444
GoldenTree Loan Management US CLO 25 Ltd.	3M SOFR + 5.75%	04/20/2038	750,000	764,748
Lakeside Park CLO Ltd.	3M SOFR + 4.60%	04/15/2038	1,000,000	1,003,544
Lodi Park CLO Ltd.	3M SOFR + 5.65%	07/21/2037	1,000,000	1,012,791
Madison Park Funding XXVIII Ltd.	3M SOFR + 6.35%	01/15/2038	1,000,000	1,004,694
Meacham Park CLO Ltd.	3M SOFR + 5.35%	10/20/2037	750,000	757,580
Neuberger Berman Loan Advisers CLO 46 Ltd.	3M SOFR + 5.15%	01/20/2037	1,250,000	1,256,559
NYACK Park CLO Ltd.	3M SOFR + 6.36%	10/20/2034	980,000	980,101
Oaktree CLO 2024-27 Ltd.	3M SOFR + 5.60%	10/22/2037	500,000	507,447
OCP CLO 2016-12 Ltd.	3M SOFR + 6.00%	10/18/2037	1,000,000	1,013,336
OCP CLO 2017-13 Ltd.	3M SOFR + 5.90%	11/26/2037	1,000,000	1,000,943
OCP CLO 2019-17 Ltd.	3M SOFR + 6.25%	07/20/2037	1,000,000	1,010,504
OCP CLO 2022-25 Ltd.	3M SOFR + 5.85%	07/20/2037	500,000	503,577
OHA Credit Funding 12-R Ltd.	3M SOFR + 4.85%	07/20/2037	750,000	753,451
OHA Credit Partners VII Ltd.	3M SOFR + 4.50%	02/20/2038	1,000,000	997,718
OHA Credit Partners XVII Ltd.	3M SOFR + 5.00%	01/18/2038	1,000,000	1,008,268
OHA Loan Funding 2015-1 Ltd.	3M SOFR + 4.80%	10/19/2038	750,000	749,980
Rad CLO 3 Ltd.	3M SOFR + 5.88%	07/15/2037	500,000	484,702
Rad CLO 10 Ltd.	3M SOFR + 6.11%	04/23/2034	457,240	452,744
Regatta XII Funding Ltd.	3M SOFR + 6.90%	10/15/2037	500,000	505,310
Regatta XXVIII Funding Ltd.	3M SOFR + 6.85%	04/25/2037	500,000	508,682
Shackleton 2019-XIV CLO Ltd.	3M SOFR + 5.90%	07/20/2034	555,000	546,660
Sixth Street CLO 28 Ltd.	3M SOFR + 5.45%	04/21/2038	1,250,000	1,270,480
Sixth Street CLO XXII Ltd.	3M SOFR + 4.75%	04/21/2038	1,250,000	1,258,482
Sixth Street CLO XXIV Ltd.	3M SOFR + 6.65%	04/23/2037	800,000	811,132
Voya CLO 2024-7 Ltd.	3M SOFR + 5.25%	01/20/2038	750,000	757,852
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $47,578,913)				$47,660,695

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2025 (Continued)

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 5.59%(a)(c)
Benefit Street Partners CLO XII-B Ltd.	15.49%	10/15/2030	$500,000	$406,600
CIFC Funding 2018-II Ltd.	16.31%	10/20/2037	1,250,000	512,969
Neuberger Berman CLO XXI Ltd.	13.63%	01/20/2039	1,400,000	929,054
OCP CLO 2024-36, Ltd.	12.13%	10/16/2037	1,000,000	738,000
Regatta XIX Funding Ltd.	12.38%	04/20/2035	500,000	317,910
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $3,235,223)				$2,904,533

	Shares	Value
MONEY MARKET FUNDS - 1.88%
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class, 3.99% (7-day yield)	979,912	979,912
TOTAL MONEY MARKET FUNDS (Cost $979,912)		$979,912
TOTAL INVESTMENTS - 99.10% (Cost $51,794,048)		51,545,140

Other Assets in Excess of Liabilities - 0.90%		466,835
NET ASSETS - 100.00%		$52,011,975

(a)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of September 30, 2025, these securities had an aggregate value of $50,565,228 or 97.22% of net assets.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Leveraged loans and CLO debt securities typically have reference Rate Floors (“Rate Floors”) embedded in their loan agreements and organizational documents. Leveraged loans generally have Rate Floors of 0% or more, while CLO debt securities often set Rate Floors at 0%. Rate Floors serve to establish a minimum base rate to be paid by the borrower before the fixed spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	CLO subordinated notes, income notes, Y notes and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once per quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are as of September 30, 2025.

Investment Abbreviations:

Ltd. – Limited

SOFR – Secured Overnight Financing Rate

Reference Rates:

3M SOFR as of September 30, 2025 was 4.37%.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2025

ASSETS:
Investments, at value (Cost $51,794,048)	$51,545,140
Receivable for fund shares sold	1,020,024
Interest receivable	999,177
Receivable for investment securities sold	107,092
Prepaid expenses and other assets	16,766
Total Assets	53,688,199
LIABILITIES:
Payable for investment securities purchased	1,106,850
Distributions payable to common shareholders	336,884
Accrued investment advisory fees payable (Note 3)	96,354
Accrued professional fees payable	73,476
Accrued fund accounting and administration fees payable	27,036
Accrued transfer agent fees payable	8,473
Accrued custodian fees payable	6,273
Accrued printing fees payable	3,421
Accrued distribution and servicing fees payable (Note 3)	3,149
Accrued trustees' fees and expenses payable	1,291
Other payable and accrued expenses	13,017
Total Liabilities	1,676,224
NET ASSETS	$52,011,975

COMPOSITION OF NET ASSETS:
Paid in capital	$52,300,460
Distributable earnings/(Accumulated loss)	(288,485)
NET ASSETS	$52,011,975

PRICING OF SHARES
Class I:
Offering price and net asset value per share of beneficial interest	$25.00
Net Assets applicable to common shareholders	$40,833,493
Shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	1,633,113

Class A:
Net asset value per share of beneficial interest	$24.98
Maximum offering price per share(a)	$25.44
Net Assets applicable to common shareholders	$11,178,482
Shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	447,500

(a)	Includes maximum sales charge of 2.00%.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

STATEMENT OF OPERATIONS
For the Period Ended September 30, 2025*

INVESTMENT INCOME:
Interest and other income	$3,029,408
Total Investment Income	3,029,408
EXPENSES:
Investment advisory fees (Note 3)	423,010
Class A distribution and servicing fees (Note 4)	42,282
Fund accounting and administration fees	159,882
Professional fees	128,757
Transfer agent fees	65,304
Principal financial officer fees (Note 3)	54,333
Chief compliance officer fees (Note 3)	31,694
Printing expenses	18,837
Registration and filing fees	18,598
Custodian fees	10,426
Trustees' fees and expenses	9,364
Excise tax	4,309
Other expenses	19,890
Total Expenses	986,686
Less expenses waived from Investment Advisor (Note 3)
Class I	(288,177)
Class A	(33,049)
Less distribution and servicing fees reimbursed (Note 4)
Class A	(24,990)
Net Expenses	640,470
NET INVESTMENT INCOME	2,388,938

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(67,645)
Total net realized loss	(67,645)
Net change in unrealized appreciation/depreciation on:
Investment securities	(248,908)
Net change in unrealized appreciation/depreciation	(248,908)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(316,553)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,072,385

*	Reflects operations for the period from November 4, 2024 (commencement of Fund operations) to September 30, 2025. Prior to the commencement of Fund operations, the Fund had been inactive except for matters related to the Fund’s registration and establishment.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period
Ended September 30,
2025(a)
OPERATIONS:
Net investment income	$2,388,938
Net realized loss	(67,645)
Net change in unrealized appreciation/depreciation	(248,908)
Net increase in net assets from operations	2,072,385

DISTRIBUTIONS:
From distributable earnings
Class I	(1,900,707)
Class A	(464,472)
From tax return of capital
Class I	(84,465)
Class A	(20,641)
Total distributions	(2,470,285)

SHARE TRANSACTIONS:
Shares sold
Class I	42,671,511
Class A	11,113,500
Distributions reinvested
Class I	393,658
Class A	229,926
Shares repurchased
Class I	(2,098,720)
Net increase in net assets from share transactions	52,309,875
Net increase in net assets	51,911,975
NET ASSETS
Beginning of period	100,000
End of period	$52,011,975

*	Reflects operations for the period from November 4, 2024 (commencement of Fund operations) to September 30, 2025. Prior to the commencement of Fund operations, the Fund had been inactive except for matters related to the Fund’s registration and establishment.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

FINANCIAL HIGHLIGHTS

For a Share Class throughout the Period Presented

	For the Period
	Ended
	September 30,
Class I	2025(a)
Net Asset Value - Beginning of Period	$25.00	(b)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	1.93
Net realized and unrealized loss on investments	(0.32)
Total Income/(Loss) from Investment Operations	1.61

DISTRIBUTIONS:
From distributable earnings	(1.54)
Tax return of capital	(0.07)
Total Distributions	(1.61)

Net Asset Value - End of Period	$25.00

Total Investment Return - Net Asset Value(d)	6.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$40,833
Ratio of expenses excluding waivers to average net assets	3.43	%(e)(f)
Ratio of expenses including waivers to average net assets	2.18	%(e)(g)
Ratio of net investment income excluding waivers to average net assets	7.24	%(e)(f)
Ratio of net investment income including waivers to average net assets	8.49	%(e)(g)
Portfolio turnover rate	14%

(a)	Reflects operations for the period from November 4, 2024 (commencement of Fund operations) to September 30, 2025. Prior to the commencement of Fund operations, the Fund had been inactive except for matters related to the Fund’s registration and establishment.
(b)	The net asset value at the beginning of the period represents the registration and initial sale of Class I shares on January 18, 2024. There were no operations other than that initial sale prior to November 4, 2024 (Commencement of Operations).
(c)	Calculated based on the average number of common shares outstanding.
(d)	Total investment return is calculated assuming an investment made at the net asset value at the beginning of the period and reinvestment of all distributions. Total investment return includes the Fund's operating expense cap and fee waiver, as applicable. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(e)	Annualized.
(f)	Differences in annualized operating expenses among share classes is due to different share class inception dates and share class specific expenses.
(g)	Reflects the waiver of investment advisory fees per the Operating Expense Limitation Agreement (see Note 3). Differences in annualized operating expenses among share classes is due to different share class inception dates and share class specific expenses.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

FINANCIAL HIGHLIGHTS

For a Share Class throughout the Period Presented (Continued)

	For the Period
	Ended
	September 30,
Class A	2025(a)
Net Asset Value - Beginning of Period	$25.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.68
Net realized and unrealized loss on investments	(0.41)
Total Income/(Loss) from Investment Operations	1.27

DISTRIBUTIONS:
From distributable earnings	(1.47)
Tax return of capital	(0.07)
Total Distributions	(1.54)

Net Asset Value - End of Period	$24.98

Total Investment Return - Net Asset Value(c)	5.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,178
Ratio of expenses excluding waivers to average net assets	3.71	%(d)(e)
Ratio of expenses including waivers to average net assets	2.53	%(d)(f)
Ratio of net investment income excluding waivers to average net assets	6.96	%(d)(e)
Ratio of net investment income including waivers to average net assets	8.14	%(d)(f)
Portfolio turnover rate	14%

(a)	Reflects operations for the period from December 2, 2024 (inception of Class A Shares) to September 30, 2025.
(b)	Calculated based on the average number of common shares outstanding.
(c)	Total investment return is calculated assuming an investment made at the net asset value at the beginning of the period and reinvestment of all distributions and does not include maximum sales charge. Total investment return includes the Fund's operating expense cap and fee waiver, as applicable. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	Differences in annualized operating expenses among share classes is due to different share class inception dates and share class specific expenses.
(f)	Reflects the waiver of investment advisory fees per the Operating Expense Limitation Agreement (see Note 3) and the reimbursement of distribution and/or shareholder servicing fees (see Note 4). Differences in annualized operating expenses among share classes is due to different share class inception dates and share class specific expenses.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025

NOTE 1 - ORGANIZATION

Octagon XAI CLO Income Fund (the “Fund”) was organized on November 13, 2023, as a Delaware Statutory Trust and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund continuously offers common shares of beneficial interest (the “Shares”) under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund has adopted a fundamental policy to make a quarterly repurchase offer (“Repurchase Offer”) of between 5% and 25% of the Fund’s outstanding Shares.

The Fund’s investment objective is to provide high income and total return. Under normal market conditions, the Fund will invest at least 80% of its managed assets in securities of collateralized loan obligation entities (“CLOs”), including the debt tranches of CLOs (“CLO Debt”) and subordinated tranches of CLOs (often referred to as the “residual” or “equity” tranche) (“CLO Equity”). “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund will purchase CLO investments in the primary and secondary markets.

The Fund offers, on a continuous basis, two classes of common shares of beneficial interest: Class I Shares and Class A Shares. The Fund has received exemptive relief from the SEC which permits the Fund to, among other things, issue multiple classes of shares, impose on certain of the classes a sales charge or an early withdrawal charge and schedule waivers of such, and impose class specific annual asset-based distribution and/or shareholder service fees on the assets of the various classes of shares to be used to pay for expenses incurred in fostering the distribution and/or shareholder servicing of shares of the particular class. Class I commenced operations on November 4, 2024 and Class A commenced operations on December 2, 2024. The Fund had no operations prior to November 4, 2024, other than matters relating to its registration and initial sale of 4,000 Class I Shares of the Fund to XA Investments LLC ("XAI" or the Adviser"), which represented the initial capital of $100,000 at $25.00 per share.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2025.

Expense Recognition – Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value – The calculation of net asset value ("NAV") per common share of each class of shares is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Fund’s NAV per common share for each class of shares is calculated separately based on the fees and expenses applicable to each class of shares and by dividing the share class’s proportionate value of the Fund’s total assets, less its liabilities, by the number of share class’s common shares outstanding.

Cash– The Fund considers its investment in an FDIC insured interest bearing account to be cash. The Fund maintains cash balances, which at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution. The Fund monitors this credit risk and has not experienced any losses related to this risk.

Securities- Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method, which is included in interest income. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Fund as of September 30, 2025.

Effective yields for the Fund’s CLO equity positions are monitored and evaluated on a quarterly basis. The Fund also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions from equity positions that are in the process of being redeemed or that have missed or are not currently making distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Adopted Accounting Standards – In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires a public entity to make enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). The Fund’s Secretary and Chief Legal Officer acts as the CODM. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025 (Continued)

Fair Value Measurements – The Fund records investments at fair value. The Fund values debt securities at the last available- bid price for such securities or,- if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange traded options and other exchange traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value. Investments in open-end investment companies, including money market Funds, are valued at their net asset value at the end of each business day. These valuations are typically categorized as Level 1 in the fair value hierarchy.

The Fund values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees of the Fund (the “Board of Trustees”). Accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

The Fund may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Fund may use independent pricing services to value certain securities held by the Fund at their market value. The Fund periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has designated XAI as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XAI and the Fund (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Fund in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Fund’s investments. Fair valuation involves subjective judgments. While the Fund’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund may use non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and CLO equity (subordinated securities), which may be adjusted for pending distributions, as applicable, as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. As such, they may be considered Level 3 in the fair value hierarchy, absent additional information. In valuing the Fund’s investments in CLO debt and CLO equity (subordinated securities), in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors, as set forth in the Valuation Policy, including recent trading prices for specific investments, recent purchases and sales known to the Fund in similar securities, other information known to the Fund relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Information that becomes known after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s previously determined NAV.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025 (Continued)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Collateralized Loan Obligations Debt	$–	$47,660,695	$–	$47,660,695
Collateralized Loan Obligations Equity	–	2,904,533	–	2,904,533
Money Market Funds	979,912	–	–	979,912
Total	$979,912	$50,565,228	$–	$51,545,140

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.

There weren’t any transfers into or out of level 3 for the period ended September 30, 2025.

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

XAI serves as the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Fund and is responsible for investing the Fund’s assets. The Fund pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

Pursuant to an investment advisory agreement between the Fund and the Adviser, the Fund pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.50% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the period ended September 30, 2025, the Fund incurred $423,010 in advisory fees.

Pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Sub- Adviser, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the average daily Managed Assets of the Fund:

Percentage of Advisory
Average Daily Managed Assets	Fee
First $200 million	70%
Next $300 million	60%
Over $500 million	50%

The Fund does not pay a performance or incentive fee to the Adviser or the Sub-Adviser. For the period ended September 30, 2025, the Fund incurred $1,809 in reimbursements made to the Sub-Adviser. These costs are included in other expenses in the Statement of Operations. The Fund pays all costs and expenses of its operations, subject to the Operating Expense Limitation Agreement (as described below).

The Fund, the Adviser and the Sub-Advisor have entered into a letter agreement, effective as of November 11, 2024 (the “Operating Expense Limitation Agreement”), pursuant to which the Adviser and the Sub-Adviser have agreed to waive a portion of their advisory or sub-advisory fees, as applicable, or reimburse the Fund for certain operating expenses so that the annual operating expenses of the Fund (exclusive of any Excluded Expenses (as defined below) do not exceed 0.68% of the Fund’s Managed Assets (the “Operating Expense Limitation”). For purposes of the Operating Expense Limitation Agreement, “Excluded Expenses” are (i) investment advisory fees, (ii) investor support and secondary market services fees, (iii) taxes, (iv) expenses incurred directly or indirectly by the Fund as a result of an investment in a permitted investment (including, without limitation, acquired fund fees and expenses), (v) expenses associated with the acquisition or disposition of portfolio investments (including, without limitation, brokerage commissions and other trading or transaction expenses), (vi) leverage expenses (including, without limitation, costs associated with the issuance or incurrence of leverage, commitment fees, interest expense or dividends on preferred shares), (vii) distribution and/or shareholder servicing (12b-1) fees, (viii) dividends on short sales, if any, (ix) securities lending costs, if any, (x) expenses of holding, and soliciting proxies for, meetings of shareholders of the Fund (except to the extent relating to routine items such as the election of trustees), (xi) expenses of a reorganization, restructuring, redomiciling or merger of the Fund or the acquisition of all or substantially all of the assets of another fund, or (xii) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, expenses related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceeding).

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025 (Continued)

The Operating Expense Limitation Agreement provides that the Adviser and the Sub-Adviser may recoup amounts reimbursed pursuant to the Operating Expense Limitation Agreement for a period not to exceed three years following the date of such waiver or reimbursement, to the extent such recoupment does not cause the Fund’s operating expenses to exceed (a) the Operating Expense Limitation in effect at the time the expense was paid or absorbed, and (b) the Operating Expense Limitation in effect at the time of such recoupment. Any recoupment shall be allocated between the Adviser and the Sub- Adviser in the same proportion as the allocation of waived fees and/or reimbursed expenses being recouped. The Operating Expense Limitation Agreement shall remain in effect according to its terms until March 31, 2026, unless sooner terminated with the written consent of the Board of Trustees of the Fund. The agreement will terminate automatically upon the termination of the Advisory Agreement or the Sub-Advisory Agreement unless a new Advisory Agreement with the Adviser (or an affiliate of the Adviser) or a new Sub-Advisory Agreement with the Sub-Adviser (or an affiliate of the Sub-Adviser), as applicable, to replace the terminated agreement becomes effective upon such termination.

	Fees Waived/ Reimbursed By Advisor	Recoupment of Past Waived Fees By Advisor(a)
Class I	$490,657	$202,480
Class A	80,654	47,605

(a)	As of September 30, 2025, $33,353 was payable to the Advisor.

As of September 30, 2025, the reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiring
September 30, 2028
Class I	$288,177
Class A	33,049
Total	$321,226

Paralel Technologies LLC (“PRT”) serves as the Fund’s administrator, accounting agent and transfer agent pursuant to an Administration and Fund Accounting Agreement and Transfer Agent Agreement, respectively, and receives customary fees from the Fund for such services. Administrative and accounting fees and transfer agency fees paid by the Fund for the period ended September 30, 2025 are disclosed in the Statement of Operations.

Paralel Distributors LLC (the “Distributor”) acts as the principal underwriter for the Fund and distributes shares pursuant to a Distribution Agreement. The Fund’s shares may be offered through other brokers, dealers and other financial intermediaries that have entered into selling agreements with the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). Paralel Distributors LLC is an affiliate of PRT.

Employees of PINE Advisors LLC (“PINE”) serve as the Fund’s chief compliance officer and principal financial officer. PINE provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. PINE receives an annual base fee for the services provided to the Fund and is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the period ended September 30, 2025 are disclosed in the Statement of Operations.

U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian, under which the Custodian holds the Fund’s assets in compliance with the 1940 Act. Custodian fees paid by the Fund for the period ended September 30, 2025, are disclosed in the Statement of Operations.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 4 - DISTRIBUTION AND SERVICING PLAN

The Fund has adopted a Distribution and Servicing Plan for the Class A Shares of the Fund. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of exemptive relief which it has been granted under the 1940 Act which permits it to have, among other things, a multi-class structure and distribution and/or shareholder servicing fees. The Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares. Most or all of the distribution and/or service fees are paid to financial firms through which shareholders may purchase or hold Class A Shares.

The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A Shares) is 0.85%. Payment of the Distribution and/or Servicing Fee is governed by the Fund’s Distribution and Servicing Plan.

The Fund also may pay for sub-transfer agency, sub-accounting and certain other administrative services outside of its Distribution and Servicing Plan.

Class I Shares do not incur a Distribution and/or Servicing Fee.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025 (Continued)

The Adviser and the Sub-Adviser have agreed to enter into an Expense Limitation and Reimbursement Agreement with the Fund through May 4, 2026 (the “Limitation Period”). Under the Expense Limitation and Reimbursement Agreement, the Adviser and the Sub-Adviser have agreed to reimburse the Fund for a portion of distribution and/or shareholder servicing fees paid and/or accrued during the Limitation Period in an amount equal to 0.50% of the Fund’s average daily net assets. Any reimbursement amount shall be allocated between the Adviser and the Sub-Adviser in the same proportion as the Specified Percentage (as defined in the Sub-Advisory Agreement) as calculated at the time of such reimbursement. During the Reimbursement Period, the Expense Limitation and Reimbursement Agreement may be terminated or modified only with the written consent of the Board of Trustees. For a period not to exceed three years from the date on which fees are waived, the Adviser and the Sub-Adviser may recoup amounts reimbursed, provided that, after giving effect to such recoupment, the Fund’s expense ratio (excluding Excluded Expenses, as defined below) is not greater than (i) the Fund’s expense ratio (excluding Excluded Expenses) at the time the fees were waived or (ii) any expense limitation in effect at the time of such recoupment. “Excluded Expenses” are management fees, distribution and/or servicing fees, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses. Any recoupment payment shall be allocated between the Adviser and the Sub-Adviser in the same proportion as the allocation of the reimbursement amount being recouped pursuant to such recoupment payment (i.e. in the same proportion as the Specified Percentage as (defined in the Sub-Advisory Agreement) as calculated at the time of the applicable reimbursement). The Expense Limitation and Reimbursement Agreement is separate from the Operating Expense Limitation Agreement. For the period ended September 30, 2025, the amount of distribution and/or shareholder servicing fees reimbursed to the Fund subject to recoupment were $24,990.

NOTE 5 - CAPITAL TRANSACTIONS

The Fund engages in a continuous offering of its Shares under Rule 415 under the Securities Act of 1933, as amended. The Fund offers to sell, through the Distributor, its Shares at the then-current NAV per Share. The Fund, pursuant to exemptive relief granted by the SEC, offers multiple classes of shares. The maximum sales load imposed on purchases and distribution and/or servicing fees charged vary depending on the share class.

Share transactions were as follows:

	Period Ended	Period Ended
	September 30, 2025(a)	September 30, 2024(b)
Class I
Common shares sold	1,613,376	4,000
Common shares issued as reinvestment of dividends	15,745	–
Common shares repurchased	(8)	–
Net increase in shares outstanding	1,629,113	4,000
Class A
Common shares sold	438,307	–
Common shares issued as reinvestment of dividends	9,193	–
Common shares repurchased	–	–
Net increase in shares outstanding	447,500	–

(a)	Reflects operations for the period from November 4, 2024 (commencement of operations) to September 30, 2025 for Class I Shares and December 2, 2024 to September 30, 2025 for Class A Shares.
(b)	For the period ended September 30, 2024, the Fund did not have capital transactions outside of the initial seed purchase on January 18, 2024.

The Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% and no more than 25% of the outstanding shares of the Fund once each quarter pursuant to Rule 23c-3 of the 1940 Act, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in a repurchase offer. If shareholders tender more than the repurchase offer amount for any given repurchase offer, the Fund may repurchase up to an additional 2% of the outstanding Shares. If Fund shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the Shares on a pro rata basis, subject to limited exceptions.

During the period ended September 30, 2025, the Fund completed three quarterly repurchase offers as follows:

	Repurchase Request	Repurchase Offer	% of Shares	Number of Shares
Repurchase Offer Notice	Deadline	Amount	Repurchased	Repurchased
January 7, 2025	February 18, 2025	5%	0%	–
April 8, 2025	May 20, 2025	5%	0.001%	8
July 16, 2025	August 27, 2025	5%	0%	–

NOTE 6 - PORTFOLIO INFORMATION

Purchase and Sale of Securities – For the period ended September 30, 2025, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$55,502,919
Proceeds from Investments Sold	$4,563,491

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025 (Continued)

NOTE 7 - TAXES

Classification of Distributions – Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Fund’s Statement of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. For the Fund, these differences are due to temporary book/tax differences arising primarily from the income recognition deferral for distributions received from certain CLO equity positions that qualify as passive foreign investment companies. Also, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Paid-in Capital	Total Distributable Earnings
$(4,309)	$4,309

The tax character of distributions paid by the Fund during the period ended September 30, 2025, was as follows:

Distributions Paid From:
Ordinary Income	$2,028,295
Return of Capital	105,106
Total	$2,133,401

At September 30, 2025, the components of distributable earnings/(accumulated loss) on a tax basis for the Fund were as follows:

Unrealized appreciation/depreciation	$48,399
Dividends payable	(336,884)
Total	$(288,485)

Tax Basis of Investments – Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of September 30, 2025, was as follows:

Cost of investments for income tax purposes	$51,496,741
Gross appreciation (excess of value over tax cost)	$537,192
Gross depreciation (excess of tax cost over value)	(488,793)
Net unrealized appreciation/depreciation	$48,399

The primary difference between book basis and tax basis distributable earnings/(accumulated loss) and unrealized appreciation/(depreciation) is primarily attributable to investments in passive foreign investment companies.

Federal Income Tax Status – For federal income tax purposes, the Fund currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the period ended September 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Fund may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the interest of shareholders to do so. Alternatively, the Fund may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

NOTE 8 - SUBSEQUENT EVENTS

On October 1, 2025, the Fund paid distributions of $0.16673 per Class I Share and $0.15940 per Class A Share to shareholders of record on September 29, 2025.

On November 3, 2025, the Fund paid distributions of $0.16541 per Class I Share and $0.15800 per Class A Share to shareholders of record on October 30, 2025.

Octagon XAI CLO Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Octagon XAI CLO Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Octagon XAI CLO Income Fund (the “Fund”) as of September 30, 2025, and the related statements of operations and changes in net assets, and the financial highlights for the period from November 4, 2024 (commencement of operations) through September 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations, the changes in net assets, and the financial highlights for the period from November 4, 2024 (commencement of operations) through September 30, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by XA Investments LLC since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 26, 2025

Octagon XAI CLO Income Fund

DIVIDEND REINVESTMENT PLAN

September 30, 2025 (Unaudited)

Under the Fund’s Dividend Reinvestment Plan (the “Plan”), all shareholders will have all dividends and distributions, including any capital gain distributions, reinvested automatically in additional Shares by Paralel Technologies LLC, as agent for the shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose Shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their Shares to another bank or broker and continue to participate in the Plan.

Shares received under the Plan will be issued to shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Shareholders are free to withdraw from the Plan and elect to receive dividends and distributions in cash at any time by giving written notice to the Plan Agent or by contacting their broker or dealer, who will inform the Fund. Shareholder requests must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information shareholders may need for tax records. Any proxy a shareholder receives will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Paralel Technologies LLC, Octagon XAI CLO Income Fund, P.O. Box 2170, Denver, CO 80201.

Octagon XAI CLO Income Fund

MANAGEMENT OF THE FUND

(Unaudited)

INDEPENDENT TRUSTEES

Name, Year of Birth, and Address^	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee+	Other Directorships Held by Trustee During Past 5 Years
Danielle Cupps Birth Year: 1970	Trustee	Since 2024	Former: Director, Digital Customer Engagement, McDonald’s Corporation (2019-2022); Managing Director, Kinzie Capital Partners (2018) (private equity); Managing Director, BLG Capital Advisors (2016-2018) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006-2012); Vice President, Code Hennessy & Simmons LLC (2000-2005) (private equity); Associate, Goldman, Sachs & Co. (1998-2000).	3	None
Gregory G. Dingens Birth Year: 1964	Trustee (Chair of the Board)	Since 2024	Current: Member, Siena Capital Partners GP LLC (2006-present) (private investment fund). Former: Executive Vice President, Monroe Financial Partners, Inc. (2006-2024) (investment banking and trading); Managing Director, Lehman Brothers (2004-2006); Managing Director, Merrill Lynch (1993-2003).	3	Infusion Marketing Group, LLC (2024-present) (provider of marketing, regulatory, analytical and funding services to financial service companies).
Philip G. Franklin Birth Year: 1951	Trustee	Since 2024	Former: Chief Financial Officer and Executive Vice President, Littelfuse, Inc. (1998-2016) (electronics components); Chief Financial Officer and Vice President, OmniQuip International (1995-1998) (construction equipment).	3	Current: TTM Technologies Inc. (2011-present). Former: Chairman, Tribune Publishing Company (2014-2021).
Scott Craven Jones Birth Year: 1962	Trustee	Since 2024	Current: Director, Carne Global Financial Services (US) LLC (2013-present); Managing Director, Park Agency, Inc. (2020-present).	3	Current: Madison Funds (12 portfolios) (2019-present); Manager Directed Portfolios, a U.S. Bancorp series trust (14 portfolios) (2016-present). Former: Guestlogix Inc. (2015-2016) (travel technology).

INTERESTED TRUSTEES

Name, Year of Birth and Address^	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee+	Other Directorships Held by Trustee During Past 5 Years
Theodore J. Brombach Birth Year: 1963*	Trustee, President and Chief Executive Officer	Since 2024	Current: Co-Chief Executive Officer of XAI (2016-present); Co-founding Partner of XMS Capital Partners, LLC (2006-present). Former: Co-Head of Midwest Investment Banking, Managing Director, Founding Member of Financial Sponsors Group at Morgan Stanley (1990-2006); Analyst, Kidder, Peabody & Co. (1985-1988).	2	Former: RiverWood Bank (2006-2024); Power & Digital Infrastructure Acquisition II Corp. (Chair of the Board) (2021-2024); Power & Digital Infrastructure Acquisition Corp. (Chair of the Board) (2020-2022).
William T. Meyers Birth Year: 1966**	Trustee	Since 2024	Current: President of Riivendell Financial Group, LLC (2021-present). Former: Senior Advisor at XA Investments, LLC (2021-2023); Senior Managing Director (2017-2020) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC.	3	None

^	The business address of each Trustee of the Fund is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.
+	The “Fund Complex” consists of the Fund, the XAI Octagon Floating Rate & Alternative Income Trust and the XAI Madison Equity Premium Income Fund.
*	Mr. Brombach is an interested person of the Fund because of his position as an officer of the Adviser and certain of its affiliates.
**	Mr. Meyers is an interested person of the Fund because of his prior position as a Senior Adviser of the Adviser.

Octagon XAI CLO Income Fund

MANAGEMENT OF THE FUND

(Unaudited)

EXECUTIVE OFFICERS

Name, Year of Birth and	Position(s) Held with	Term of Office and
Address(a)	Fund	Length of Time Served(b)	Principal Occupation(s) During Past Years
Madeline Arment Birth Year: 1989	Assistant Treasurer	Since 2025	Current: Director, PINE Advisors LLC (2022-present). Former: Fund Controller, ALPS, a DST Company (2018-2022).
Kimberly Ann Flynn Birth Year: 1977	Vice President	Since 2024	Current: President (2024-present); Managing Director (2016-2024), XAI.
Former: Senior Vice President, Head of Product Development (2013-2016), Vice President (2009-2013), Assistant Vice President (2007-2009) and Associate (2004-2007), Nuveen Investments.
Benjamin D. McCulloch Birth Year: 1981	Chief Legal Officer and Secretary	Since 2024	Current: General Counsel & Managing Director (2019-present); Chief Compliance Officer (2021-present), XAI.
Former: Associate, Drinker Biddle & Reath LLP (2015-2019); Associate Counsel, First Trust Portfolios LP (2012-2015).
Derek Mullins Birth Year: 1973	Chief Financial Officer and Treasurer	Since 2024	Current: Managing Partner, PINE Advisors LLC (2018-present).
Randi Roessler Birth Year: 1981	Chief Compliance Officer	Since 2024	Current: Director, PINE Advisors LLC (2023-present).
Former: Chief Compliance Officer Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018 – 2023).
John "Yogi" Spence Birth Year: 1962	Vice President	Since 2024	Current: Co-Chief Executive Officer, XAI (2016-present); Co-Founding Partner, XMS Capital Partners, LLC (2006-present).
Lisa Woo: Birth Year: 1975	Assistant Treasurer	Since 2025	Current: Director of Fund Finance and Operations (2024-present), Finance and Operations Manager (2018-2024), XAI.

(a)	The business address of each Officer of the Fund is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.
(b)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Octagon XAI CLO Income Fund

MANAGEMENT OF THE FUND

(Unaudited)

ADVISER

XA Investments LLC acts as investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy and its implementation, including the use of leverage by the Fund. XAI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). XAI is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. As of September 30, 2025, the Adviser managed approximately $950 million in assets.

XAI is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of XAI and a founding partner of XMS Capital Partners, LLC. XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The XAI leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. XAI sponsors registered investment companies designed to provide investors with access to institutional caliber alternative investments, by partnering with established alternative asset managers selected from among numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise XAI funds.

XAI is responsible for the management of the Fund, furnishes offices, necessary facilities and equipment on behalf of the Fund, oversees the activities of the Sub-Adviser, provides personnel, including certain officers required for the Fund’s administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

THE SUB-ADVISER

Octagon Credit Investors, LLC acts as investment sub-adviser to the Fund and is responsible for investing the Fund’s assets. The Sub-Adviser is an investment adviser registered under the Advisers Act. The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 250 Park Avenue, 15th Floor, New York, NY 10177. The Sub-Adviser is majority-owned by Conning & Company, which is an indirect subsidiary of Generali Investments Holding, the asset management business of Generali Group, an Italy-based insurance and financial management firm.

The Sub-Adviser’s experienced team of investment professionals has worked together for many years and managed funds through multiple credit cycles over Octagon’s 25-plus year history. The Sub-Adviser, as of September 30, 2025, manages $33.6 billion in assets under management across CLOs, commingled funds and separately managed accounts. The Sub-Adviser provides non-discretionary investment management services for two sub-advised funds.

The Sub- Adviser, under the direction and supervision of the Board of Trustees and the Adviser, is responsible for the management of the Fund’s investment portfolio and provides certain facilities and personnel related to such management.

Octagon Investment Committee

The Sub-Adviser’s investment process is led by an experienced Investment Committee made up of the following investment professionals:

Lauren B. Law, CFA, Senior Portfolio Manager of the Sub-Adviser

Gretchen M. Lam, CFA, Chief Executive Officer of the Sub-Adviser

Michael B. Nechamkin, Chief Investment Officer & Senior Portfolio Manager of the Sub-Adviser

Sean M. Gleason, Portfolio Manager of the Sub-Adviser

Maegan Gallagher, Head of Trading & Capital Markets, Head of Strategic Initiatives of the Sub-Adviser

For additional information regarding the members of the Investment Committee who serve as portfolio managers of the Fund, See “Portfolio Management.”

CONFLICTS OF INTEREST

During the time in which the Fund is utilizing leverage, the amount of the management fees paid to the Adviser and Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the common shareholders, on the other hand, as holders of Indebtedness, preferred shares or other forms of leverage do not bear the management fee. Rather, common shareholders bear the portion of the management fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee. In addition, because the percentage of the advisory fee paid by the Adviser to the Sub-Adviser may vary based on Managed Assets, conflicts of interest may exist between the Adviser and common shareholders, with respect to subsequent opportunities to raise additional assets for the Fund.

PORTFOLIO MANAGEMENT

Lauren B. Law, Senior Portfolio Manager of Octagon, serves as lead portfolio manager of the Fund. Ms. Law is supported by a team of Octagon investment professionals in the day-to-day management of the Fund’s portfolio, including the following members of the Octagon Investment Committee: Gretchen M. Lam and Michael B. Nechamkin. In addition, Sean M. Gleason (Portfolio Manager) and Maegan Gallagher (Head of Trading and Capital Markets, Head of Strategic Initiatives) are members of the Octagon Investment Committee.

Lauren B. Law, CFA, Senior Portfolio Manager

Ms. Law is a Senior Portfolio Manager for CLOs, separately managed accounts, and commingled funds at Octagon. Ms. Law is a member of Octagon’s Investment Committee and a member of the Firm’s Executive Committee. She also oversees the Firm’s Structured Credit (CLO debt and equity) investment strategies. Ms. Law joined Octagon in 2004; prior to becoming a Portfolio Manager in 2018, Ms. Law was an Investment Team Principal whose coverage areas included healthcare, industrials, financials, business services, and the Firm’s CLO debt and equity investments. She earned a B.S. from Babson College, where she graduated Magna Cum Laude. Ms. Law received her CFA Charter in 2009.

Octagon XAI CLO Income Fund

MANAGEMENT OF THE FUND

(Unaudited)

Gretchen M. Lam, CFA, Chief Executive Officer

Ms. Lam is Octagon’s Chief Executive Officer, a member of Octagon’s Investment Committee, and a member of the Firm’s Board of Managers. Ms. Lam also serves on the Firm’s Executive Committee and is a member of the Firm’s ESG Committee. Prior to assuming the Chief Executive Officer position in 2024, Ms. Lam served as a Senior Portfolio Manager across various CLOs, separately managed accounts, and commingled funds. She also oversaw the Firm’s Structured Credit (CLO debt and equity) investment strategies. Ms. Lam joined Octagon in 1999; prior to becoming a Portfolio Manager in 2013, she oversaw Octagon’s investments in the software, business services, finance & insurance, paper & packaging, gaming & lodging, homebuilding, and real estate industries. She was also responsible for the Structured Credit exposure held in Octagon’s CLO vehicles. She earned a B.S. in Investments from Babson College, where she graduated Summa Cum Laude. Ms. Lam received her CFA Charter in 2006.

Sean Gleason, Portfolio Manager

Mr. is a Portfolio Manager for CLOs and separately managed accounts at Octagon. Mr. Gleason is a member of Octagon's Investment Committee, a member of the Firm’s Executive Committee, and Co-Chair of the Firm’s ESG Committee. Mr. Gleason joined Octagon in 2010. Prior to becoming a Portfolio Manager in 2021, Mr. Gleason was an Investment Team Principal whose coverage areas included the healthcare, retail, gaming, lodging, consumer products, building products, and leisure industries. He earned a B.S. from Babson College, where he graduated Cum Laude.

Maegan Gallagher, Head of Trading & Capital Markets, Head of Strategic Initiatives

Ms. Gallagher is Octagon’s Head of Trading and Capital Markets, and Head of Strategic Initiatives. Ms. Gallagher is a member of Octagon's Investment Committee, and sits on the Firm’s Executive Committee. In her capacity as Head of Trading and Capital Markets, Ms. Gallagher conducts and oversees Octagon’s daily trading activities, collaborates with other Investment Team members to assess credit and market risk, and manages relationships with debt capital markets teams and investment bankers. As Head of Strategic Initiatives, she is responsible for managing the implementation of the Firm’s strategic growth plans. Prior to joining Octagon in 2007, Ms. Gallagher worked in the syndicated and leveraged finance group at J.P. Morgan Securities, Inc. where she primarily covered the technology, media, and telecom sectors. She earned a B.S. in Finance from the McDonough School of Business at Georgetown University.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Octagon XAI CLO Income Fund

ADDITIONAL INFORMATION

September 30, 2025 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF FUND UPDATES

The Fund regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/OCTIX. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. References herein to the Fund’s website are intended to allow investors public access to information regarding the Fund and do not, and are not intended to, incorporate the Fund’s website in this report.

TRANSFER AGENT, ADMINISTRATOR, CUSTODIAN, CFO AND CCO

Paralel Technologies LLC (“Paralel”) serves as the administrator of the Fund, its transfer agent, share registrar and Plan Agent. The Fund pays to Paralel a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Fund’s net assets, which percentage is subject to breakpoints at increasing levels of net assets, and reimburses Paralel for certain out-of-pocket expenses. Paralel is located at 1700 Broadway, Suite 1850, Denver, Colorado 80290.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Under the custody agreement, the custodian is required to hold the Fund’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

The Fund has entered into a Services Agreement (the “Services Agreement”) with PINE Advisors LLC (“PINE”), pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Fund, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Fund and Chief Compliance Officer of the Fund. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Fund and the Chief Compliance Officer of the Fund must be approved by the Board of Trustees, including, in the case of the Chief Compliance Officer, a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund. Pursuant to the Services Agreement, the Fund pays PINE an annual fee, payable monthly, and reimburses certain out-of-pocket expenses. PINE’s principal business address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as the Fund’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, is the Fund’s independent registered public accounting firm. Cohen & Company is expected to render an opinion annually on the financial statements and financial highlights of the Fund.

UNRESOLVED SEC STAFF COMMENTS

None.

Octagon XAI CLO Income Fund

ADDITIONAL INFORMATION

September 30, 2025 (Continued) (Unaudited)

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties:

FACTS	WHAT DOES XAI Funds (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
• Checking account information
When you are no longer a customer, we may continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the XAI Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Share?	Can You Limit this Sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions Information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Who are we?
Who is providing this notice?	XAI Funds (the “Funds”)
What we do?
How does XAI Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Why does XAI Funds collect my personal information?	We collect your personal information, for example, when you
Open an account
Provide account information or give us your contact information
Make a wire transfer or deposit money
Tell us where to send money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
sharing for affiliates’ everyday business purposes – information about your creditworthiness affiliates from using your information to market to you
sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. XAI Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. XAI Funds does not jointly market.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

3.	Compliance with applicable governmental laws, rules, and regulations;

4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.	Accountability for adherence to the code.

(c)	During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s code of ethics referred to in Item 2(a) above is attached as an Ex99.13(a)(1) Code of Ethics, hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated Scott C. Jones as the Registrant’s “audit committee financial expert.” Mr. Scott C. Jones is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by Cohen & Company for the fiscal year ended September 30, 2024 and fiscal year ended September 30, 2025 for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $7,000 and $55,000, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal year ended September 30, 2024 and fiscal year ended September 30, 2025 for assurance and related services rendered by Cohen & Company that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal year ended September 30, 2024 and fiscal year ended September 30, 2025 for professional services rendered by Cohen & Company for the review of the Registrant’s income tax returns, excise tax returns and dividend calculations was $3,000 and $7,000, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal year ended September 30, 2024 and fiscal year ended September 30, 2025 for products and services provided by Cohen & Company, other than the services reported in paragraphs (a) through (c) of this Item was $0 and $0, respectively.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant’s Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountants for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last two fiscal years ended September 30, 2024 and September 30, 2025 was $0 and $0, respectively. For the fiscal year ended September 30, 2024 and fiscal year ended September 30, 2025, Cohen & Company did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Scott C. Jones, Chairman

Danielle Cupps
Philip G. Franklin

Gregory Dingens

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Appendix A for a copy of the policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

Below are the Registrant’s Portfolio Managers as of December 1, 2025:

Portfolio Manager’s Name	Title	Length of Service	Business Experience: 5 Years
Gretchen Lam, CFA	Chief Executive Officer	Since inception	Member of the Investment Committee of the Sub-Adviser (2013 to present) and Senior Portfolio Manager (2013 to 2023).
Michael Nechamkin	Chief Investment Officer and Senior Portfolio Manager	Since inception	Chief Investment Officer (2021 to present), Co-Chief Investment Officer (2016 to present), Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser.
Lauren Law, CFA	Senior Portfolio Manager	Since inception	Senior Portfolio Manager (2023 to present), Portfolio Manager and member of the Investment Committee of the Sub-Adviser (2018 to present).
Sean Gleason	Portfolio Manager	Since inception	Member of the Investment Committee of the Sub-Adviser (2013 to present) and Senior Portfolio Manager (2013 to 2023).

Gretchen M. Lam, CFA, Chief Executive Officer. Ms. Lam is Octagon’s Chief Executive Officer, a member of Octagon’s Investment Committee, and a member of the Firm’s Board of Managers. Ms. Lam also serves on the Firm’s Executive Committee and is a member of the Firm’s ESG Committee. Prior to assuming the Chief Executive Officer position in 2024, Ms. Lam served as a Senior Portfolio Manager across various CLOs, separately managed accounts, and commingled funds. She also oversaw the Firm’s Structured Credit (CLO debt and equity) investment strategies.

Ms. Lam joined Octagon in 1999; prior to becoming a Portfolio Manager in 2013, she oversaw Octagon’s investments in the software, business services, finance & insurance, paper & packaging, gaming & lodging, homebuilding, and real estate industries. She was also responsible for the Structured Credit exposure held in Octagon’s CLO vehicles.

She earned a B.S. in Investments from Babson College, where she graduated Summa Cum Laude. Ms. Lam received her CFA Charter in 2006.

Michael B. Nechamkin, Senior Portfolio Manager & Chief Investment Officer. Mr. Nechamkin is Octagon’s Chief Investment Officer and a Senior Portfolio Manager for CLOs, separately managed accounts, and commingled funds. Mr. Nechamkin is Chair of Octagon’s Investment Committee, a member of the Firm’s Board of Managers, and a member of the Firm’s Executive Committee. Prior to joining Octagon as a Portfolio Manager in 1999, Mr. Nechamkin was a Vice President in the High Yield Research Group at Bankers Trust. Prior to Bankers Trust, Mr. Nechamkin served as a Convertible Securities Analyst at Mabon Securities and as a Financial Consultant at Merrill Lynch. He earned a Bachelor and a Master of Talmudic Law, and holds an M.B.A from the University of Baltimore.

Lauren K. Law, CFA, Senior Portfolio Manager. Ms. Law is a member of Octagon’s Investment Committee and serves as a Senior Portfolio Manager for various CLOs, separately managed accounts, and commingled funds. She is a member of Octagon’s Liquid Credit Investment Committee and oversees the Firm’s Structured Credit (CLO debt and equity) investment strategies. She also serves on the Executive Committee. Ms. Law joined Octagon in 2004; prior to becoming a Portfolio Manager in 2018, Ms. Law was an Investment Team Principal whose coverage areas included healthcare, industrials, financials, business services, and the Firm’s CLO debt and equity investments. She earned a B.S. from Babson College, where she graduated Magna Cum Laude. Ms. Law received her CFA Charter in 2009.

Sean Gleason, Portfolio Manager. Mr. Gleason is a Portfolio Manager for CLOs and separately managed accounts at Octagon. Mr. Gleason is a member of Octagon's Investment Committee, a member of the Firm’s Executive Committee, and Co-Chair of the Firm’s ESG Committee. Mr. Gleason joined Octagon in 2010. Prior to becoming a Portfolio Manager in 2021, Mr. Gleason was an Investment Team Principal whose coverage areas included the healthcare, retail, gaming, lodging, consumer products, building products, and leisure industries. He earned a B.S. from Babson College, where he graduated Cum Laude.

(a)(2)	As of September 30, 2025 the Portfolio Managers listed above are also responsible for the day-to- day management of the following other accounts:

Portfolio Managers Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Gretchen Lam, CFA	0	$0	0	$0	0	$0
Michael Nechamkin	0	$0	17	$9,726,662,856	1	$117,450,474
Lauren Law, CFA	1	$738,599,440	29	$10,173,503,554	12	$2,767,308,292
Sean Gleason	0	$0	1	$151,888,800	0	$0

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Compensation of Portfolio Managers. Octagon investment professionals receive a fixed base salary and annual discretionary bonus, each determined by the Compensation Committee, which is a committee of the Board of Managers of the Sub-Adviser. The fixed base salary is reviewed periodically and is intended to reflect a base compensation that is competitive with base salaries provided by similar investment adviser firms in the industry. The discretionary bonus is determined taking into account the overall performance and profitability of the Sub-Adviser, and an individual’s contributions and achievement of objectives linked to their function, including both quantitative performance, and qualitative factors. Portions of the discretionary bonus are paid on a deferred basis over several years. In addition, certain members of senior management, including the portfolio managers, own interests in the Sub-Adviser, and therefore participate in the long-term growth and performance of the firm.

Potential Conflicts of Interest. In addition to Registered Funds, the Sub-Adviser manages CLOs, separate accounts and private funds, which may follow similar, complementary or competing investment objectives, policies or strategies. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for Octagon and its employees and affiliates, including, as discussed below, the incentive to favor certain accounts with performance-based fees or accounts that generate multiple levels of fees (i.e., when fee earning clients invest in Octagon managed CLOs), accounts with respect to which Octagon receives or retains relatively higher fees, or accounts in which Octagon and its related persons have a pecuniary interest. Octagon and its affiliates, as well as their respective personnel, including persons who serve on Octagon’s investment committees, act as portfolio manager to various clients or are otherwise in a position to influence Octagon’s management, may invest in funds or may take interests in a fund’s general partner and thus participate in the performance fees or “carried interest” paid to the general partner by that fund. Octagon also acts as sub-adviser to its affiliate for certain mandates. Accordingly, Octagon, its affiliate, and their respective personnel, including persons involved in the management of one or more clients, may have differing pecuniary interests with respect to different clients. These persons may have an incentive to favor those clients in which they have greater pecuniary interests, including any CLOs in which Octagon or a majority-owned affiliate is required to hold retention interests pursuant to risk retention regulations.

The Sub-Adviser may have an incentive to allocate investment opportunities based on pecuniary interest. For certain accounts under management, Octagon and its related persons may: (1) be entitled to a performance fee; and (2) directly or indirectly maintain investments in one or more funds or accounts. Octagon and certain of its personnel are also eligible to receive performance-based compensation in their capacity as the investment manager, general partner or managing member of certain clients. Accordingly, Octagon and its personnel face a conflict of interest when considering how to allocate investment opportunities among accounts having different fee structures or pecuniary interests. Through its trade allocation policies and procedures and Code of Ethics, Octagon seeks to promote fair and equitable treatment of accounts, over time, based on considerations that are unrelated to pecuniary interests, which mitigate any actual or potential conflict of interest that may exist with respect to, for example, Octagon’s allocation of time, resources and investment opportunities to the clients that have performance-based compensation arrangements over those clients that: (1) do not have performance-based compensation arrangements or, if applicable, (2) are not expected to pay performance-based compensation (e.g., with respect to a CLO, when a specified internal rate of return has not been, or is not expected to be, achieved).

(a)(4)	Dollar Range of Securities Owned as of September 30, 2025

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Manager
Gretchen Lam, CFA	$500,001 - $1,000,000
Michael Nechamkin	$100,001 - $500,000
Lauren Law, CFA	$100,001 - $500,000
Sean Gleason	$100,001 - $500,000

(b)	Not Applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	None.

(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCTAGON XAI CLO INCOME FUND

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	December 1, 2025	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	December 1, 2025	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	December 1, 2025	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Proxy Voting

PROXY VOTING

POLICY

Rule 206(4)-6 under the Advisers Act requires that, where Octagon has authority to vote Client securities on behalf of Clients, the Firm must vote proxies in a manner consistent with each Client’s best interest and must not place its interests above those of its Clients when doing so. It requires Octagon to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that Octagon votes proxies in the best interest of its Clients, and (ii) to disclose to Clients how they may obtain information on how Octagon voted. In addition, Rule 204-2 requires Octagon to keep records of proxy voting and Client requests for information.

Due to the nature of Octagon’s business, it is rare that Octagon will be asked to vote a shareholder proxy; however, when Clients hold securities interests in either public or private companies and a shareholder vote takes place, Octagon shall vote in accordance with the following policies and procedures.

1.	Definitions

●	“Best Interest of the Client.” Octagon believes that this means the Client’s best economic interests over the long-term. The Best Interest of the Client may differ among clients holding the securities.

●	“Material Conflicts of Interest.” Such conflicts are typically based on the specific facts and circumstances associated with the issues that are the subject of the proxy and Octagon’s and its employees’ business dealings with a particular proxy issuer or closely affiliated entity. A material conflict of interest may exist where, for example: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is known to be a Client of, or an investor in a Client managed by, Octagon; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual(s) charged with voting the proxy, is being actively solicited to be a Client of Octagon (or an investor in an Octagon managed Client); (3) a Client or investor, or an interest group supported by a Client or investor, actively supports a proxy proposal; (4) Octagon or an employee has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders; or (5) accounts may have inherent conflicts due to differing interests in potential outcomes of a shareholder vote, including accounts that do not hold equity but are affected by the outcome of a vote.

Proxy Voting

2.	Responsibilities of Investment Professionals to Monitor Issuers for Upcoming Shareholder Meetings

Octagon Investment Professionals shall monitor all of the issuers that such individuals cover where Octagon Client Accounts hold securities (typically equity shares) of such issuers for any upcoming shareholder meetings. Octagon Investment Professionals shall provide notice of such upcoming shareholder meetings in advance of such meetings to the relevant Investment Committee(s), Head of Credit Administration and the CCO, and copy the public email folder “Trade-Proxy-Authorizations”.

3.	Receipt and Reconciliation of Proxies

All proxy materials received by Octagon for Octagon Clients shall be forwarded to Compliance.  Compliance shall record on a log the name of the company to which the proxy materials relate (the “Portfolio Company”), the date the proxy materials are received and the date by which the proxy needs to be voted.

Compliance shall compare the number of shares represented by the proxy materials to the number of shares owned by Octagon’s Clients.  If the number of shares reflected in the proxy materials does not match the number of shares reported owned by Clients, Compliance will resolve any difference and ensure that all eligible shares can be voted.

Upon completion of the reconciliation process, Compliance shall forward the proxy materials to the relevant Investment Committee(s) for voting.

4.	Proxy Voting Process

The applicable Investment Committee(s) or its designee shall vote all proxies in the best interests of Octagon’s Clients pursuant to the goals of the Client’s investment strategy.

Prior to exercising voting authority on any matter, the Investment Committee(s) and Compliance shall review the proxy materials and undertake a reasonable investigation to determine whether any of the matters to be voted on present a material conflict of interest between Octagon and the interests of its Clients.

Where the investigation determines that a material conflict of interest may exist, the Firm shall take reasonable steps to ensure that the conflict does not influence the Investment Committee members to vote the proxy in a manner that is not in the best interests of Octagon’s Clients.  These steps may include, but are not limited to any one or a combination of the following:

●	Consult with Octagon’s outside counsel to determine how to vote in a manner that will be in the best interest of Octagon’s Clients;

Proxy Voting

●	Erecting information barriers around conflicted Octagon personnel to ensure that they do not influence the voting decision.

The Investment Committee members shall make and maintain a record describing any steps taken to prevent a potential material conflict of interest from causing a proxy to be voted in a manner that is not in the best interest of Octagon’s Clients.

Where the Investment Committee members and Compliance determine that no material conflict of interest exists, the matter shall be analyzed based on its specific facts and circumstances by each Portfolio Manager for their respective accounts, and a member of the Investment Committee(s) shall vote on the matter in the best interest of Octagon’s Clients.

Compliance shall maintain records disclosing the date all proxies were voted and how they were voted. The CCO, or her designee, will highlight where a proxy vote involves executive compensation (“say-on-pay”), as Octagon must report these votes annually on Form N-PX. Furthermore, where Octagon casts a proxy vote or abstains from voting on behalf of a registered fund, Compliance will highlight in its records to which of the fourteen categories enumerated on Form N-PX a proxy vote applies as this information will be included in annual N-PX reporting made on behalf of any registered fund advised or sub-advised by Octagon.

5.	Requests for Voting Information, Communications and Record-Keeping

If a Client requests information regarding how proxies were voted or a copy of Octagon’s proxy voting policy and procedures, the Investor Solutions Group shall provide the Client with the requested information. The Investor Solutions Group shall make and retain a copy of each request received together with a copy of the response provided, and he/she shall notify Compliance of such request.

Octagon will maintain all records relating to proxy voting as set forth in the Recordkeeping Policy.

Communications by Octagon with other shareholders during the course of a proxy solicitation may also be deemed to be a “solicitation” for purposes of the federal proxy rules, which contain requirements regarding the filing and distribution of proxy materials. In addition, such communications could cause Octagon to be considered part of a group for federal reporting purposes, potentially triggering a filing on Forms 13D or 13G. Compliance shall make any determination regarding the applicability of the federal proxy rules in the event such a situation arises.

6.	Opposing Votes

Note that if more than one Account invests in the same Portfolio Company, and such Accounts have different investment objectives, Client-specific voting policies or ultimate economic interests, Octagon may cast opposing votes in a proxy vote.

Proxy Voting

Loan and CLO Consents and Amendments

Octagon Clients invest primarily in credit instruments that present corporate actions that may not be captured within the scope of the Proxy Voting Rule, Rule 206(4)-6. These corporate actions typically include being asked to consent to credit agreement amendments or waivers of compliance with respect to such agreements, which may be substantive or technical in nature. As a general fiduciary matter, Octagon’s policy is to make decisions with respect to such consents on an account by account basis, in the Best Interest of the Client, consistent with the Firm’s general approach to proxy voting. The following procedures apply with respect to the consent process.

1.	Notification of Corporate Action Pending

When an amendment (or proposed repricing, extension or other corporate action) is announced, the Investment Professional covering the borrower shall email the Investment Committee(s) and Trading with the business request, any available documentation, and a general recommendation as a matter of credit analysis. Trading shall communicate the details of the corporate action through the Amendments Dashboard in Everest which is accessed by Credit Administration. Updates to the Amendments Dashboard also generates an email to the shared email inbox “Amendments-Waivers-Consents”.

2.	Determining Octagon Client Response

Trading will review and confer with Portfolio Managers as necessary. If an amendment is technical in nature, Trading is authorized to provide instructions to Credit Administration to consent to the amendment. However, if the amendment is technical in nature and does not offer a consent fee, Octagon may refrain from consenting. For substantive amendments, Trading shall review with the Portfolio Managers, who shall take into consideration the recommendation of the investment professional covering the borrower, as well as any Client-specific restrictions or considerations. Portfolio Managers shall advise Trading of their consent decisions, and any further instructions (e.g. whether to accept a cashless roll, payout, etc.) on an account by account basis. Trading shall aggregate and record such decisions through the Amendments Dashboard in Everest, and direct Credit Administration (or another delegated member of the Investment Team, under Trading supervision) how to respond to the corporate action. If Trading has additional questions, Trading will reach out the Investment Team. Trading is also permitted to provide informal feedback to the Agent Bank seeking consents, and may learn from the Agent Bank whether other holders are providing consents.

3.	Entering Consents

As noted above, generally Credit Administration will be responsible for communicating consents to an Agent Bank, though in certain instances another member of the Investment Team may be designated to submit the consent, under supervision of Trading. In such instances, the consent information shall still be provided to Credit Administration, who is responsible for keeping records of consents, or withholding thereof. Credit Administration will also bear responsibility for providing consent instructions to any total return swap (“TRS”) counterparties, for Clients that hold a credit via TRS, as well as for communicating any instructions on behalf of buyers in instances when a Client has purchased or sold a credit while an amendment is pending. Once a consent response has been entered, the Accounting Team is responsible for tracking the effective date of the amendment or corporate action, and for noting the effective date in the records maintained in the Amendments Dashboard in Everest.